UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

Origin Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (916) 231-9329

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2022, Origin Materials, Inc. (“Origin Materials” or the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 141,418,989 shares of common stock were entitled to vote as of April 28, 2022, the record date for the Annual Meeting. There were 74,851,846 shares of common stock present in person or represented by proxy at the Annual Meeting at which the stockholders were asked to vote on three proposals, each of which is described in more detail in Origin Materials’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 18, 2022, as amended (the “Proxy Statement”). Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Directors

Directors Elected	Vote For	Withheld	Broker Non-Votes
Pia Heidenmark Cook	40,710,292	11,176,771	22,964,783
William Harvey	40,424,810	11,462,253	22,964,783
Boon Sim	42,220,466	9,666,596	22,964,783

Based on the votes set forth above, Origin Materials’ stockholders elected each of the three nominees set forth above to serve as a director of Origin Materials until the 2025 annual meeting of stockholders and until their successors are elected and qualified.

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of Grant Thornton LLP as Origin Materials’ independent registered public accounting firm for the fiscal year ending December 31, 2022, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain
74,642,855	66,858	142,133

Based on the votes set forth above, Origin Materials’ stockholders ratified the selection of Grant Thornton LLP as Origin Materials’ independent registered public accounting firm to serve for the year ending December 31, 2022.

Proposal No. 3: Advisory Vote on the Frequency of Future Advisory Stockholder Votes on Compensation of Named Executive Officers

The advisory (non-binding) vote on the frequency of future advisory stockholder votes on the compensation of Origin Materials’ named executive officers, as set forth in the Proxy Statement, received the following votes:

One Year	Two Years	Three Years	Abstaining	Broker Non-Votes
49,929,676	839,850	955,249	162,287	22,964,783

Based on the votes set forth above, Origin Materials’ stockholders advised that they were in favor of one year as the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: June 29, 2022

	By:	/s/ NATE WHALEY
Nate Whaley
Chief Financial Officer